UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                 )

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☐	Soliciting Material Pursuant to §240.14a-12

THE CONTAINER STORE GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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The Container Store Group, Inc.

PROXY STATEMENT

Annual Meeting of Shareholders

August 4, 2014 8:30 a.m. (Central Time)

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

June 17, 2014

To Our Shareholders:

You are most cordially invited to attend the 2014 Annual Meeting of Shareholders of The Container Store Group, Inc. at 8:30 a.m. local time, on Monday, August 4, 2014, at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

William A. ("Kip") Tindell, III
Chief Executive Officer and Chairman of the Board of Directors

2014 Proxy Statement	The Container Store Group, Inc.

2014 Proxy Statement	The Container Store Group, Inc.

Table of Contents continued

2014 Proxy Statement	The Container Store Group, Inc.

Notice of Annual Meeting of Shareholders To Be Held Monday, August 4, 2014

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

The Annual Meeting of Shareholders (the "Annual Meeting") of The Container Store Group, Inc., a Delaware corporation (the "Company"), will be held at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019 on Monday, August 4, 2014, at 8:30 a.m. local time, for the following purposes:

To elect Daniel Meyer, Jonathan D. Sokoloff and Sharon Tindell as Class I Directors to serve until the 2017 Annual Meeting of Shareholders, or until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock at the close of business on June 10, 2014 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these shareholders will be open to the examination of any shareholder at our principal executive offices at 500 Freeport Parkway, Coppell, Texas 75019 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Jodi Taylor, Secretary

Coppell, Texas
June 17, 2014

2014 Proxy Statement	The Container Store Group, Inc.

Proxy Statement

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

This proxy statement is furnished in connection with the solicitation by the Board of Directors of The Container Store Group, Inc. of proxies to be voted at our Annual Meeting of Shareholders to be held on Monday, August 4, 2014 (the "Annual Meeting"), at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019 at 8:30 a.m. local time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), at the close of business on June 10, 2014 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 47,974,830 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to shareholders at the Annual Meeting.

This proxy statement and the Company's Annual Report to Shareholders for the fiscal year ended March 1, 2014 (the "2013 Annual Report") will be released on or about June 17, 2014 to our shareholders on the Record Date.

In this proxy statement, "we," "us," "our" and "The Container Store" refer to The Container Store Group, Inc. and "The Container Store, Inc." refers to The Container Store, Inc., a Texas corporation and our wholly-owned subsidiary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MONDAY, AUGUST 4, 2014

This Proxy Statement and our 2013 Annual Report to Shareholders are available at http://www.proxyvote.com/

DIRECTIONS TO THE ANNUAL MEETING

Directions to the Annual Meeting from the Dallas/Fort Worth International Airport are as follows:

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  From the rental car area, take the north exit out of the airport

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  Take the Bass Pro Dr. exit—Go 0.4 miles

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  Turn right at Bass Pro Dr.—Go 0.3 miles

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  Continue on W. Bethel Rd.—Go 1.2 miles

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  Turn left at Freeport Parkway—Go 0.6 miles

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  Our principal executive offices are on the South East corner of Ruby Road and Freeport Parkway

The above directions are also listed on our website located at www.containerstore.com. Directions from other points are available by calling (972) 538-6000.

PROPOSALS

At the Annual Meeting, our shareholders will be asked:

To elect Daniel Meyer, Jonathan D. Sokoloff and Sharon Tindell as Class I Directors to serve until the 2017 Annual Meeting of Shareholders, or until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
2014 Proxy Statement	The Container Store Group, Inc.	1

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of Daniel Meyer, Jonathan D. Sokoloff and Sharon Tindell as Class I Directors; and
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because The Container Store's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, The Container Store is making this proxy statement and its 2013 Annual Report available to its shareholders electronically via the Internet. On or about June 17, 2014, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access this proxy statement and our 2013 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2013 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC's rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

2014 Proxy Statement	The Container Store Group, Inc.	2

Questions and Answers about the 2014 Annual Meeting of Shareholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is June 10, 2014. You are entitled to vote at the Annual Meeting only if you were a shareholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 47,974,830 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A "RECORD HOLDER" AND HOLDING SHARES IN "STREET NAME"?

A record holder holds shares in his or her name. Shares held in "street name" means shares that are held in the name of a bank or broker on a person's behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the "beneficial owner" of those shares held in "street name." If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2014 ANNUAL MEETING OF SHAREHOLDERS?

You may attend the Annual Meeting only if you are a The Container Store shareholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must RSVP by checking the appropriate box on www.proxyvote.com, if you vote over the Internet, or on the proxy card, if you vote by mail. If you vote by telephone, you must follow the prompt to RSVP. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license).

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the shareholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting.

2014 Proxy Statement	The Container Store Group, Inc.	3

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING OF SHAREHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that shareholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a shareholder of record, there are three ways to vote by proxy:

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  by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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  by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

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  by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on August 3, 2014.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered shareholder, you may revoke your proxy and change your vote:

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  by submitting a duly executed proxy bearing a later date;

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  by granting a subsequent proxy through the Internet or telephone;

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  by giving written notice of revocation to the Secretary of The Container Store prior to or at the Annual Meeting; or

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  by voting in person at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

2014 Proxy Statement	The Container Store Group, Inc.	4

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING OF SHAREHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A "vote withheld," in the case of the proposal regarding the election of directors, or an "abstention," in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a shareholder's affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as votes against on the ratification of the appointment of Ernst & Young LLP.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2014 ANNUAL MEETING OF SHAREHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

2014 Proxy Statement	The Container Store Group, Inc.	5

PROPOSALS TO BE VOTED ON—PROPOSAL 1 Election of Directors

At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2017 and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

We currently have ten (10) Directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of shareholders following election or such director's death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the 2014 Annual Meeting of Shareholders and whose new term will expire at the 2017 Annual Meeting of Shareholders; Class II, whose term will expire at the 2015 Annual Meeting of Shareholders and whose subsequent term will expire at the 2018 Annual Meeting of Shareholders; and Class III, whose term will expire at the 2016 Annual Meeting of Shareholders and whose subsequent term will expire at the 2019 Annual Meeting of Shareholders. The current Class I Directors are Daniel Meyer, Jonathan D. Sokoloff and Sharon Tindell; the current Class II Directors are J. Kristofer Galashan, Melissa Reiff and Rajendra ("Raj") Sisodia; and the current Class III Directors are William A. ("Kip") Tindell, III, Timothy J. Flynn, Robert E. Jordan and Walter Robb.

As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Leonard Green & Partners ("LGP") controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our Directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.
2014 Proxy Statement	The Container Store Group, Inc.	6

PROPOSAL 1—ELECTION OF DIRECTORS

NOMINEES FOR CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2017 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Current Positions with The Container Store
Daniel Meyer	56	2013	Director
Jonathan D. Sokoloff	56	2007	Director
Sharon Tindell	58	2007	Chief Merchandising Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class I Nominee for election at the 2014 Annual Meeting are as follows:

DANIEL MEYER	Age 56

Daniel Meyer was appointed to the Board of Directors in September 2013. Mr Meyer is the CEO of Union Square Hospitality Group, which includes Union Square Cafe, Gramercy Tavern, Blue Smoke, Jazz Standard, Shake Shack, The Modern, Cafe 2 and Terrace 5, Maialino, Untitled and North End Grill, as well as Union Square Events and Hospitality Quotient. He founded the business in 1985. Mr. Meyer co-authored the best selling Union Square Cafe Cookbook and authored the New York Times bestseller Setting the Table: The Transforming Power of Hospitality in Business. Mr. Meyer is currently a member of the board of directors of OpenTable and Sotheby's, as well as the following not for profit organizations: Share Our Strength, City Harvest, Irving Harris Foundation and New Yorkers for Parks. Mr. Meyer is also a board member of Madison Square Park Conservancy, Union Square Partnership and NYC & Co. Mr. Meyer was selected to our Board because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

JONATHAN D. SOKOLOFF	Age 56

Jonathan D. Sokoloff has served on our Board of Directors since August 2007. Mr. Sokoloff is currently a Managing Partner with Leonard Green & Partners, L.P. ("LGP"), a private equity firm and our majority shareholder, and joined in 1990. Before joining LGP, he was a Managing Director in Investment Banking at Drexel Burnham Lambert. Mr. Sokoloff also serves on the board of the parent holding companies of BJ's Wholesale Club, Shake Shack, and Jetro Cash & Carry and serves of the board of Union Square Hospitality Group, LLC, Whole Foods Market, Inc., J.Crew Group, Inc., The Sports Authority, Inc., Brickman Group Holdings, Inc., Jo Ann Stores, Inc., The Tire Rack, Inc. and Top Shop/Top Man Limited. He co-chairs the Endowment Committee for Private Equity at his alma mater, Williams College. Mr. Sokoloff was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

SHARON TINDELL	Age 58

Sharon Tindell has served as our Chief Merchandising Officer since early 2006 and has served on our Board of Directors since August 2007. In 1980, she joined us full time, working on the sales floor, managing inventory and participating in other tasks that put her in direct touch with the store's innovative product mix and customers' storage and organization challenges. In 1981, Ms. Tindell became our first buyer. Ms. Tindell drives our philosophy of developing multi functional uses for the store's products and is credited with maintaining The Container Store's devotion to its original concept of providing only storage and organization products. Ms. Tindell served as Executive Vice President of Merchandising, beginning in 1992 and attained the title of Chief Merchandising Officer in August 2006. She is instrumental in creating the brand presence reflected in our store and leads all product

2014 Proxy Statement	The Container Store Group, Inc.	7

PROPOSAL 1—ELECTION OF DIRECTORS

decisions, product presentation, signage, store interior and exterior, and merchandising development. In addition, she is the force behind our merchandise supply chain, ultimately responsible for managing inventory levels, inventory turn and margin. In 2006, Ms. Tindell was inducted into the Retailing Hall of Fame, the first woman selected for this honor. Ms. Tindell also serves on the board of directors of the Perot Museum of Nature and Science. Ms. Tindell was selected to our Board of Directors because she possesses particular knowledge and experience in retail and merchandising as well as our business and our customer. Sharon Tindell is married to William A. ("Kip") Tindell, III, our Chief Executive Officer and Chairman of the Board of Directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2015 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store
J. Kristofer Galashan	36	2007	Director
Melissa Reiff	59	2007	President, Chief Operating Officer and Director
Rajendra ("Raj") Sisodia	55	2013	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

J. KRISTOFER GALASHAN	Age 36

J. Kristofer Galashan has served on our Board of Directors since August 2007. Mr. Galashan is currently a Principal with LGP, our majority shareholder, and joined the firm in 2002. Prior to joining LGP he had been in the Investment Banking Division of Credit Suisse First Boston (CSFB) in Los Angeles which he joined in 2000 following CSFB's acquisition of Donaldson, Lufkin & Jenrette (DLJ). Mr Galashan had been with DLJ since 1999. Mr. Galashan also serves on the board of the parent holding companies of BJ's Wholesale Club and Tourneau and serves on the board of Union Square Hospitality Group, LLC. Mr. Galashan was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

MELISSA REIFF	Age 59

Melissa Reiff has served as our President since early 2006 and has served on our Board of Directors since August 2007. More recently, she became President and Chief Operating Officer in March 2013. She has also served on the board of directors of The Container Store, Inc. since February 2006. Ms. Reiff joined The Container Store in 1995 as Vice President of Sales and Marketing. She created and formalized our Sales and Marketing department and was responsible for sales management, training, advertising, e-business marketing, public relations and new store grand opening launches. In 2003, Ms. Reiff assumed the role of Executive Vice President of Stores and Marketing, and she was responsible for further integrating the stores and marketing functions. As President and Chief Operating Officer, Ms. Reiff is responsible for the business areas of Store Leadership, Marketing (including Advertising, Online, Customer Relationship Management, Public Relations, Cultural Programs, Community Relations and Social Media), Training and Development, Recruiting, Information Systems, Legal, Loss Prevention and Logistics and Distribution. Ms. Reiff is also credited with enhancing The Container Store's approach to launching new stores. Ms. Reiff has played a critical role in enhancing and strengthening The Container Store's employee first culture centered around our values based Foundation Principles. She is a member of the Dallas chapter of the American Marketing Association, International Women's Foundation and C200, an organization of leading women in business dedicated to fostering growth and increasing opportunities for women entrepreneurs and corporate leaders worldwide. She also serves on Southern Methodist University's Cox School of Business Executive Board and is a sustaining member of the Junior

2014 Proxy Statement	The Container Store Group, Inc.	8

PROPOSAL 1—ELECTION OF DIRECTORS

League of Dallas. Recently Ms. Reiff was honored with the 2012-2013 SMU Cox School of Business Distinguished Alumna award. Ms. Reiff was selected to our Board of Directors because she possesses particular knowledge and experience in retail and merchandising, communication and interpersonal skills, as well as our business.

RAJENDRA ("RAJ") SISODIA	Age 55

Rajendra ("Raj") Sisodia was appointed to the Board of Directors in September 2013. Mr. Sisodia is the FW Olin Distinguished Professor of Global Business at Babson College. Previously, Mr. Sisodia taught marketing at Bentley University, George Mason University and Boston University. He has authored and co-authored seven books, including Firms of Endearment and Conscious Capitalism. Mr. Sisodia is Co-Chairman, Trustee and member of the Executive Team of Conscious Capitalism, Inc., a non-profit whose focus is fostering businesses that function in a different way than the norm by valuing the deeper purpose of the organization and creating value for all of stakeholders, and serves on the board of directors and nomination and remuneration committee of the board of directors of Mastek Ltd. Mr. Sisodia was selected to our Board of Directors because of the teaching, researching and consulting he has done with businesses during his career as well as the role he has played in developing and refining the principles of Conscious Capitalism.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2016 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store
William A. ("Kip") Tindell, III	61	2007	Chief Executive Officer and Chairman of the Board of Directors
Timothy J. Flynn	41	2007	Director
Robert E. Jordan	53	2013	Director
Walter Robb	60	2013	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

WILLIAM A. ("KIP") TINDELL, III	Age 61

William A. ("Kip") Tindell, III has served as our Chief Executive Officer since early 2006 and as Chairman of our Board of Directors since August 2007 (and on the board of directors of The Container Store, Inc. since July 1978). Mr. Tindell served as President and Chief Operating Officer of The Container Store through 2005. Mr. Tindell was presented Ernst & Young's Entrepreneur of the Year award in 1991 and is a recipient of the National Retail Federation's 1998 Innovator of the Year Award. In 2006 he was inducted into the Retailing Hall of Fame and is a 2009 Junior Achievement of Dallas Business Hall of Fame inductee. In 2011 Mr. Tindell received the National Retail Federation's Gold Medal Award, which is generally regarded as the industry's top accolade, given to individuals who have served the industry with distinction and achieved a national reputation for excellence to the retail craft. He is a member of the Dallas Arboretum CEO Advisory Council and serves on the board of directors of Whole Foods Market, Inc. (WFM) and Baylor Healthcare Systems Foundation. Mr. Tindell also serves on the executive board of the National Retail Federation as its vice chairman, and served on the board of directors of the National Retail Federation Foundation from 2010 to 2013. He serves on the board of Conscious Capitalism Institute and Conscious Capitalism, Inc., a community of like minded business, thought and academic leaders working to elevate humanity through a conscious approach to business. Mr. Tindell is an active member of the Dallas Salesmanship Club, a nonprofit organization dedicated to transforming children's futures by serving at risk families in the Greater Dallas area. Mr. Tindell was selected to our board of directors because of the perspective, experience and operational

2014 Proxy Statement	The Container Store Group, Inc.	9

PROPOSAL 1—ELECTION OF DIRECTORS

expertise in our business that he has developed as our Chief Executive Officer. Mr. Tindell is married to Sharon Tindell, our Chief Merchandising Officer.

TIMOTHY J. FLYNN	Age 41

Timothy J. Flynn has served on our Board of Directors since August 2007. Mr. Flynn is currently a Partner with LGP, our majority shareholder, and joined the firm in 2003. Prior to joining LGP, he had been a Director in the Investment Banking Department of Credit Suisse First Boston (CSFB) in Los Angeles, which he joined in 2000 following CSFB's acquisition of Donaldson, Lufkin & Jenrette (DLJ). Mr. Flynn had been with DLJ since 1996 and had previously worked in the Mergers and Acquisitions group at Paine Webber Inc. in New York. Mr. Flynn also serves on the board of the parent holding company of CCC Information Services and serves on the board of United States Infrastructure Corp., Tank Holdings Corp. and Del Taco Holdings, Inc. Mr. Flynn was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

ROBERT E. JORDAN	Age 53

Robert E. Jordan was appointed as a director to the Board of Directors in October 2013. Mr. Jordan is the Executive Vice President & Chief Commercial Officer of Southwest Airlines and President of AirTran Airways. Mr. Jordan joined Southwest Airlines in 1988 and has served in a number of roles including Executive Vice President Strategy & Planning, Executive Vice President Strategy & Technology, Senior Vice President Enterprise Spend Management, Vice President Technology, Vice President Purchasing, Controller, Director Revenue Accounting, and Manager Sales Accounting. Mr. Jordan has led a number of significant initiatives including the acquisition of AirTran Airways, the development of the new e-commerce platform and the all new loyalty program. Mr. Jordan was selected to our Board because he brings financial experience and possesses particular knowledge and experience in strategic planning and leadership of complex organizations.

WALTER ROBB	Age 60

Walter Robb was appointed as a director to the Board of Directors in September 2013. Mr. Robb serves as Co-CEO of Whole Foods Markets. He joined Whole Foods Market in 1991 operating the Mill Valley, CA store until he became President of the Northern Pacific Region in 1993 where he grew the region from two to 17 stores. He became Executive Vice President of Operations in 2000, Chief Operating Officer in 2001 and Co-President in 2004. In 2010, Mr. Robb was named Co-CEO along with John Mackey and joined the Whole Foods Market Board of Directors at that time. An avid organic advocate, Mr. Robb is on the Advisory Board for the Organic Center for Education and Promotion. Mr. Robb is also on the Board of Directors of Union Square Hospitality Group, LLC. He is also on the Board of Regents for the University of the Pacific. Mr. Robb is also on the Board of Directors for both the Whole Planet Foundation and the Retail Industry Leaders Association. He serves as Chairman of the Board for the Whole Kids Foundation. Mr. Robb was selected to our Board because he brings financial and risk assessment experience as well as his retail, entrepreneurial and management experience.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

2014 Proxy Statement	The Container Store Group, Inc.	10

PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015. Our Board has directed that this appointment be submitted to our shareholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our shareholders and believe that shareholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended March 1, 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from shareholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the shareholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending February 27, 2016. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of The Container Store.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.
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Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed The Container Store's audited financial statements for the fiscal year ended March 1, 2014 and has discussed these financial statements with management and The Container Store's independent registered public accounting firm. The Audit Committee has also received from, and discussed with, The Container Store's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

The Container Store's independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and The Container Store, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from The Container Store. The Audit Committee also considered whether the independent registered public accounting firm's provision of certain other non-audit related services to The Container Store is compatible with maintaining such firm's independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in The Container Store's Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

Timothy J. Flynn

Robert E. Jordan

Rajendra ("Raj") Sisodia

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Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	March 1, 2014	March 2, 2013
Audit Fees	$2,313,972	$924,461
Audit-Related Fees	—	—
Tax Fees	121,000	58,815
All Other Fees	2,160	2,160
Total Fees	$2,437,132	$985,436

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements which include all services provided in connection with our Form S-1 filings.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees."

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning, and tax advice.

ALL OTHER FEES

All other fees were paid for an online technical research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee's charter provides that the Audit Committee, or the chair of the committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

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Executive Officers

The following table identifies our current executive officers:

Name	Age	Position
William A. ("Kip") Tindell, III[1]	61	Chief Executive Officer and Chairman of the Board of Directors
Sharon Tindell[2]	58	Chief Merchandising Officer and Director
Melissa Reiff[3]	59	President, Chief Operating Officer and Director
Jodi Taylor[4]	51	Chief Financial Officer and Secretary
Per von Mentzer[5]	54	Chief Executive Officer of Elfa
1
See biography on page 9 of this proxy statement.

2
See biography on page 7 of this proxy statement.

3
See biography on page 8 of this proxy statement.

4
Jodi Taylor has served as our Chief Financial Officer since December 2007 and as our Secretary since October 2013. Ms. Taylor is responsible for the business areas of Finance, Accounting, Real Estate, Investor Relations, Payroll, Benefits, Travel, New Store and Remodel Process, Store Facilities and Purchasing. Prior to joining us, Ms. Taylor served as Chief Financial Officer and Secretary from 1998 to 2007 at Harold's, a publicly traded apparel retailer which filed for bankruptcy in 2008. From 1986 to 1998, Ms. Taylor was an executive with Baby Superstore, Inc. or successor companies, which after an IPO in 1994, was ultimately acquired by Toys "R" Us, Inc. in 1996. Ms. Taylor was formerly an auditor with Deloitte, Haskins, & Sells (now Deloitte & Touche).

5
Per von Mentzer joined Elfa, our Sweden-based corporate group that designs and manufactures customizable component based shelving and drawer systems, as Chief Executive Officer in September 2008 and has been instrumental in managing and overseeing all of Elfa's operations. Prior to joining Elfa, Mr. von Mentzer served as Vice President of Marketing and Sales for Nybron Flooring International, Europe's largest wood flooring group, with sales in more than 30 countries, including the United States and China.
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Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Culture and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the The Container Store. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the "Corporate Governance" section of the "Investor Relations" page of our website located at www.containerstore.com, or by writing to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019.

BOARD COMPOSITION

Our Board of Directors currently consists of ten (10) members: Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Daniel Meyer, Melissa Reiff, Walter Robb, Rajendra ("Raj") Sisodia, Jonathan D. Sokoloff, Sharon Tindell and William A. ("Kip") Tindell, III. As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director's death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because LGP controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our Directors.

VOTING AGREEMENT

In connection with the initial public offering of our Common Stock, completed on November 6, 2013 (our "IPO"), the affiliates of LGP which own our Common Stock and the management directors entered into a voting agreement (the "Voting Agreement"). Pursuant to the terms of this agreement, for so long as such LGP affiliates and the management directors collectively hold at least 40% of our outstanding Common Stock, or the agreement is otherwise terminated in accordance with its terms, the affiliates of LGP have agreed to vote their shares of our Common Stock in favor of the election of Ms. Reiff, Ms. Tindell and Mr. Tindell to our Board of Directors upon their nomination by the Nominating and Corporate Governance Committee and Ms. Reiff, Ms. Tindell and Mr. Tindell have agreed to vote their shares of our Common Stock in favor of the election of the directors affiliated with LGP upon their nomination by the Nominating and Corporate Governance Committee.

CONTROLLED COMPANY EXEMPTIONS

Certain affiliates of LGP and certain members of our management control a majority of the voting power of our outstanding Common Stock. As a result, we are a "controlled company" under the rules of the New York Stock Exchange ("NYSE"). As a controlled company, we are not required to comply with certain corporate governance requirements, including the following requirements: that a majority of our Board of Directors consists of "independent directors," as defined under the NYSE rules; that we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and that we conduct an annual performance evaluation of our Nominating and Corporate Governance Committee and Culture and Compensation Committee.

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CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that each of Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Daniel Meyer, Walter Robb, Rajendra ("Raj") Sisodia and Jonathan Sokoloff is an "independent director," as defined under NYSE rules. In evaluating and determining the independence of the directors, the Board considered that The Container Store may have certain relationships with its directors. Specifically, the Board considered that Messrs. Flynn, Galashan and Sokoloff are affiliated with LGP, which owns approximately 57.4% of our outstanding Common Stock as of June 10, 2014. The Board determined that this relationship does not impair their independence from us and our management.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board of Directors that may be included in any stockholders agreement to which we are a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Danny Meyer, a Class I director nominee elected to the Board in 2013, was recommended by our Chief Executive Officer.

Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates' independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board and (ii) all other factors it considers appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. In particular, experience, qualifications or skills in the following areas are particularly relevant: retail merchandising; marketing and advertising; consumer goods; sales and distribution; accounting, finance, and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; people management; communications and interpersonal skills and board practices of other major corporations. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company's business and structure.

Shareholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, The Container Store Group, Inc., 500 Freeport Parkway, Coppell, Texas 75019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM INTERESTED PARTIES

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the lead director, chairperson of any of the Audit, Nominating and Corporate Governance, and Culture and Compensation

2014 Proxy Statement	The Container Store Group, Inc.	16

CORPORATE GOVERNANCE

Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 500 Freeport Parkway, Coppell, Texas, 75019, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be separated or combined, and our Board of Directors exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are combined, with Mr. Tindell serving as Chairman of the Board and Chief Executive Officer. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Our Board of Directors will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Corporate Governance Guidelines provide that whenever our Chairman of the Board is also our Chief Executive Officer, the independent directors will elect a lead director whose responsibilities include presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors or the non-management directors; assisting in scheduling Board meetings and approving meeting schedules; communicating and collaborating with the Chief Executive Officer on various matters; and acting as the liaison between the independent or non-management directors and the Chairman of the Board, as appropriate. The full list of responsibilities of our lead director may be found in Annex A to our Corporate Governance Guidelines. Our independent directors have elected Daniel Meyer to serve as our lead director until the 2015 Annual Meeting of Shareholders.

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAM

In connection with our IPO, we conducted an assessment of our compensation policies and practices for our employees and concluded that these policies and practices are not reasonably likely to have a material adverse effect on us.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at www.containerstore.com in the "Corporate Governance" section of the "Investor Relations" page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were six (6) meetings of the Board of Directors during the fiscal year ended March 1, 2014. During the fiscal year ended March 1, 2014, each Director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the Director served during the period in which he or she served as a Director.

Our Corporate Governance Guidelines provide that all directors are expected to make best efforts to attend the Annual Meeting.

EXECUTIVE SESSIONS

The non-management members of the Board meet in regularly scheduled executive sessions. Daniel Meyer, as the lead director, presides over the regularly scheduled executive sessions at which he is present.

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Committees of the Board

Our Board has established three standing committees—Audit, Culture and Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Culture and Compensation	Nominating and Corporate Governance
Timothy J. Flynn	X
J. Kristofer Galashan			X
Robert E. Jordan	Chair	X
Daniel Meyer		X
Melissa Reiff		X
Walter Robb			X
Rajendra ("Raj") Sisodia	X		Chair
Jonathan D. Sokoloff		Chair
Sharon Tindell			X
William A. ("Kip") Tindell, III

AUDIT COMMITTEE

Our Audit Committee's responsibilities include, but are not limited to:

  •
  appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

  •
  discussing with our independent registered public accounting firm their independence from management;

  •
  reviewing with our independent registered public accounting firm the scope and results of their audit;

  •
  approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

  •
  overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

  •
  reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

  •
  establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The members of the Audit Committee are Timothy J. Flynn, Robert E. Jordan and Rajendra ("Raj") Sisodia, with Mr. Jordan serving as Chair. Rule 10A-3(b)(1)(iv)(A) under the Securities Exchange Act of 1934 (the "Exchange Act") and the NYSE rules permit us to have a majority of independent directors on our Audit Committee within 90 days of the date of the prospectus filed in connection with our IPO, and require us to have a fully independent committee within one year of the date of the prospectus. Our Board of Directors has affirmatively determined that each of Mr. Jordan and Mr. Sisodia meets the definition of "independent director" for purposes of serving on an audit committee under Rule 10A-3 and the NYSE rules, and we intend to have a fully independent committee by October 30, 2014. We do not believe that our reliance on the exemption provided in Rule 10A-3(b)(1)(iv)(A) materially adversely affects the ability of our Audit Committee to act independently and to satisfy the other requirements of Rule 10A-3. In addition, our Board of Directors has determined that Mr. Jordan qualifies as an "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S K.

The Audit Committee met one (1) time during the fiscal year ended March 1, 2014.

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COMMITTEES OF THE BOARD

CULTURE AND COMPENSATION COMMITTEE

The Culture and Compensation Committee is responsible for, among other matters:

  •
  reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers;

  •
  appointing and overseeing any compensation consultants; and

  •
  preserving and enhancing our strong culture.

The Culture and Compensation Committee consults with the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The members of our Culture and Compensation Committee are Robert E. Jordan, Daniel Meyer, Melissa Reiff and Jonathan D. Sokoloff, with Mr. Sokoloff serving as Chair. Robert E. Jordan, Daniel Meyer and Jonathan D. Sokoloff each qualify as independent under the NYSE's heightened independence standards for members of a compensation committee. As a controlled company, we rely upon the exemption from the NYSE requirement that we have a compensation committee composed entirely of independent directors.

The Culture and Compensation Committee met one (1) time during the fiscal year ended March 1, 2014.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

  •
  identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors; and

  •
  developing and recommending to our Board of Directors a set of corporate governance guidelines and principles.

Our Nominating and Corporate Governance Committee consists of J. Kristofer Galashan, Walter Robb, Rajendra ("Raj") Sisodia and Sharon Tindell, with Mr. Sisodia serving as Chair. As a controlled company, we rely upon the exemption from the NYSE requirement that we have a nominating and corporate governance committee composed entirely of independent directors.

The Nominating and Corporate Governance Committee did not meet during the fiscal year ended March 1, 2014.

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Executive and Director Compensation

DIRECTOR COMPENSATION

Unless specifically set forth in this section captioned "Director Compensation," the tabular and other disclosure herein regarding director compensation (including, without limitation, the number of shares and share price for stock options related to periods prior to our IPO) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

Fiscal 2013 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)[1]	Option Awards ($)[2,3]	Total ($)
Jonathan D. Sokoloff	$50,000	105,415	$155,415
Timothy J. Flynn	40,000	105,415	145,415
J. Kristofer Galashan	40,000	105,407	145,407
Daniel Meyer	40,000	210,823	250,823
Walter Robb	40,000	210,823	250,823
Rajendra "Raj" Sisodia	50,000	210,823	260,823
Robert E. Jordan	50,000	210,823	260,823
1
Consists of amounts described below under "Narrative Disclosure to Director Compensation Table".

2
Represents the aggregate grant date fair value for stock options granted in the 2013 fiscal year, determined in accordance with FASB ASC Topic 718. The grant date fair value of each stock option was approximately $7.75. See Note 7-Stock-based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014 for the assumptions used in valuing such stock options.

3
The following table sets forth the aggregate numbers of stock options held by each of our non-employee directors at March 1, 2014. None of our non-employee directors has held stock awards.

Name	Aggregate Number of Stock Options (#)
Jonathan D. Sokoloff	13,603
Timothy J. Flynn	13,603
J. Kristofer Galashan	13,602
Daniel Meyer	27,205
Walter Robb	27,205
Rajendra "Raj" Sisodia	27,205
Robert E. Jordan	27,205

Narrative Disclosure to Director Compensation Table

In connection with our IPO, our Board of Directors adopted a compensation policy that is applicable to all of our non employee directors. Pursuant to this policy, each non employee director receives an annual cash retainer of $80,000, payable quarterly. The chairperson of each committee of the Board of Directors receives an additional cash retainer of $10,000 per year. There are no fees paid for board or committee meeting attendance. Each non employee director receives an annual grant of stock options under the 2013 Incentive Award Plan (described below) with a Black Scholes value of approximately $100,000. The first such annual grant was made in connection with our IPO and has an exercise price equal to the IPO price per share. The annual grant made upon our IPO was immediately vested and exercisable upon consummation of the offering (subject to a limited lock-up period on the underlying shares), but all future annual grants will vest ratably in equal annual installments over three years. In addition, in connection with our IPO, each non employee director other than Messrs. Sokoloff, Flynn and Galashan received an additional grant of

2014 Proxy Statement	The Container Store Group, Inc.	20

EXECUTIVE AND DIRECTOR COMPENSATION

stock options under the 2013 Incentive Award Plan with a Black Scholes value of approximately $100,000 and an exercise price equal to the IPO price per share. Such stock options were also immediately vested and exercisable upon consummation of the offering and subject to a limited lock-up period. All directors receive reimbursement for reasonable out of pocket expenses incurred in connection with meetings of our Board of Directors.

EXECUTIVE COMPENSATION

The discussion below provides compensation information with respect to fiscal 2013 for our "named executive officers," consisting of our principal executive officer and our two other most highly compensated executive officers. Our named executive officers for fiscal 2013 were:

  •
  William A. ("Kip") Tindell, III, who serves as Chairman and Chief Executive Officer and is our principal executive officer;

  •
  Sharon Tindell, who serves as Chief Merchandising Officer; and

  •
  Melissa Reiff, who serves as President and Chief Operating Officer.

Unless specifically set forth in this section captioned "Executive Compensation", the tabular and other disclosure herein regarding executive compensation (including, without limitation, the number of shares and share price for stock options related to periods prior to our IPO) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

Fiscal 2013 Summary Compensation Table

The following table shows the compensation earned by our named executive officers during fiscal 2012 and fiscal 2013.

Name and principal position	Fiscal year	Salary	Option awards[1]	Non equity incentive plan compensation[2]	All other compensation[3]	Total

William A. ("Kip") Tindell, III	2012	$675,000	$—	$1,322,000	$4,500	$2,001,500
Chairman and Chief Executive Officer
	2013	675,000	658,700	336,061	10,200	1,679,961
Sharon Tindell	2012	550,000	—	906,000	4,500	1,460,500
Chief Merchandising Officer
	2013	599,038	810,224	276,835	10,777	1,696,874
Melissa Reiff	2012	550,000	324,327	906,000	4,500	1,784,827
President and Chief Operating Officer
	2013	599,038	4,052,430	276,835	10,777	4,939,080

1
Reflects the aggregate grant date fair value of the stock options granted to the named executive officers in the applicable fiscal year, plus, in the case of Ms. Reiff's 2013 grant, the incremental aggregate modification date fair value of the stock options granted in 2012 that were modified to have their vesting accelerated in 2013, in each case computed in accordance with FASB ASC 718, "Compensation-Stock Compensation ("ASC 718"). See Note 7-Stock Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014 for the assumptions used in valuing such stock options. See "Long-Term Equity Incentives" below for a description of these awards.

2
The amounts in this column reflect the cash awards earned by the named executive officers in under our annual executive bonus program for fiscal 2012 and 2013 performance as described further under "Performance-Based Annual Cash Incentives" below.

3
This column reflects 401(k) matching contributions made to the named executive officers' accounts by us.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

In fiscal 2013, we compensated our named executive officers through a combination of base salary, annual cash incentives, long term equity incentives in the form of stock options and other benefits as described below.

2014 Proxy Statement	The Container Store Group, Inc.	21

EXECUTIVE AND DIRECTOR COMPENSATION

Base Salary

The salaries for fiscal 2013 for our named executive officers were originally determined pursuant to the terms of an employment agreement we entered into with each of them, as described below, and are subject to annual review by the Board of Directors. Both Ms. Tindell and Ms. Reiff received salary raises from $550,000 to $625,000 on July 7, 2013.

Annual Cash Incentives

In fiscal 2013, our named executive officers were eligible to receive annual cash bonuses based on percentages of base salary under our annual bonus plan. Bonuses were determined using a performance grid based on our Adjusted EBITDA. Adjusted EBITDA for purposes of our 2013 annual bonus plan is a non-GAAP measure and a presentation of the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") and a reconciliation of the differences between Adjusted EBITDA with the most comparable financial measure or measures calculated and presented in accordance with GAAP are set forth on page 43 of the Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

For fiscal 2013, the minimum bonus level was set at 0% of annual base pay for all three named executives, and the maximum level was set at 276.9% of annual base pay for Mr. Tindell and 240% of annual base pay for Ms. Tindell and Ms. Reiff. The target level was established at 153.8% of annual base pay for Mr. Tindell and 130% of annual base pay for Ms. Tindell and Ms. Reiff. The target Adjusted EBITDA level was $93 million. Our Adjusted EBITDA was $86.1 million for fiscal 2013, resulting in an award for Mr. Tindell of 49.79% of his annual base salary and for Ms. Tindell and Ms. Reiff of 45.68% of their annual base salaries.

In connection with our IPO, we adopted, and our shareholders approved, The Container Store, Inc. Senior Executive Incentive Bonus Plan (the "Executive Bonus Plan"). The Executive Bonus Plan is designed to provide an incentive for superior work and to motivate covered key executives toward even greater achievement and business results, to tie their goals and interests to those of us and our shareholders and to enable us to attract and retain highly qualified executives. The Executive Bonus Plan is an incentive bonus plan under which certain key executives, including our named executive officers, may be eligible to receive bonus payments with respect to a specified period (for example, our fiscal year). Bonuses will generally be payable under the Executive Bonus Plan upon the attainment of pre-established performance goals. Notwithstanding the foregoing, we may pay bonuses (including, without limitation, bonuses based on non-pre-established performance goals and discretionary bonuses) to participants under the Executive Bonus Plan based upon such other terms and conditions as the culture and compensation committee may in its discretion determine (including under a sub-plan of the Executive Bonus Plan). No awards were made to any named executive officer under the Executive Bonus Plan in fiscal 2013, but the named executive officers will be eligible to receive certain bonuses under the Executive Bonus Plan (or a sub-plan thereof) with respect to fiscal 2014.

Long Term Equity Incentives

Prior to our IPO, we maintained an equity incentive plan, the 2012 Stock Option Plan of TCS Holdings, Inc. (the "2012 Stock Option Plan"), pursuant to which, on June 20, 2012, we granted stock options to Ms. Reiff, as shown in the Fiscal 2013 Outstanding equity-based at fiscal-year end table. Like the stock options granted under the 2012 Stock Option Plan to our other employees, such stock options were originally scheduled to vest in equal installments over five years from the date of grant, but the vesting of all the stock options granted under the 2012 Stock Option Plan was fully accelerated as of the consummation of our IPO. Neither of the other named executive officers was granted stock options under the 2012 Stock Option Plan in light of their pre-existing ownership of our common and preferred stock. No further stock options will be granted under the 2012 Stock Option Plan following our IPO.

Upon our IPO, we adopted, and our shareholders approved, our 2013 Incentive Award Plan, which permits the granting of stock based compensation awards and cash based performance bonus awards. The principal purpose of the 2013 Equity Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The 2013 Equity Plan is also designed to permit us to make equity-based awards and cash-based awards intended to qualify as "performance-

2014 Proxy Statement	The Container Store Group, Inc.	22

EXECUTIVE AND DIRECTOR COMPENSATION

based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The 2013 Equity Plan provides for the grant of, among other awards, stock options, stock appreciation rights, or SARs (as defined below), restricted stock awards, restricted stock unit awards, deferred stock awards, deferred stock unit awards, dividend equivalent awards, stock payment awards, performance awards and other stock based awards. In connection with our IPO, we granted stock options to certain of our employees, including the stock options granted to the named executive officers shown in the Fiscal 2013 Outstanding Equity Awards at Fiscal Year-End table below. Mr. Tindell received an option to purchase 85,000 shares; Ms. Tindell received an option to purchase 104,553 shares; and Ms. Reiff received an option to purchase 522,934 shares. All such stock options were immediately vested and exercisable as of the consummation of our IPO.

Nonqualified Deferred Compensation Plan

Ms. Reiff participates in a nonqualified deferred compensation plan pursuant to which participants may defer up to 50% of their base salaries and up to 100% of their bonuses until termination of employment. All employee contributions and earnings on such amounts are fully vested at all times. We may also make discretionary contributions to participants' accounts, which vest in equal installments over six years, subject to acceleration upon a change of control. Participants may elect to invest the amounts in the plan in various established funds.

Perquisites and Other Benefits

We maintain, and the named executive officers participate in, a 401(k) retirement savings plan. Each participant who is a United States employee may contribute to the 401(k) plan, through payroll deductions, up to 80% of his or her salary limited to the maximum allowed by the Internal Revenue Service regulations. All amounts contributed by employee participants and earnings on these contributions are fully vested at all times and are not taxable to participants until withdrawn. Employee participants may elect to invest their contributions in various established funds. We may also make contributions to the accounts of plan participants.

Our compensation program does not include any other material benefits or perquisites for our named executive officers. Except as set forth above, our named executive officers generally participate in the same programs as our other employees.

Employment Agreements

The following is a description of the terms of the employment agreements with each of our named executive officers.

William A. ("Kip") Tindell, III

We entered into an amended and restated employment agreement, effective as of August 15, 2012, with Mr. Tindell. The agreement provides for a five year initial term followed by successive one year terms, unless either party provides the other with notice that it does not elect to extend the term at least 90 days prior to the expiration of the then current term.

The agreement provides for Mr. Tindell's position as our Chief Executive Officer. It provides that, during the five year period immediately following the expiration of the term, we will use our best efforts to cause Mr. Tindell to be nominated and elected as Chairman of our Board of Directors unless there is cause to remove him from our Board of Directors, and that Mr. Tindell will agree to serve as Chairman of our Board of Directors.

Under the amended 2012 agreement, Mr. Tindell's annual base salary is $675,000. Mr. Tindell's annual salary is subject to annual review by our Board of Directors. The agreement also provides that Mr. Tindell will receive an annual cash bonus based upon financial and non financial performance targets established by our Board of Directors. The agreement provides that, with respect to each fiscal year that ends during the term, commencing with fiscal 2012, Mr. Tindell's target total compensation (i.e., annual base salary plus target annual bonus) will be no less than Mr. Tindell's target compensation for the immediately preceding year. The agreement also provides for Mr. Tindell's participation in our health and welfare benefit plans applicable to senior executives.

2014 Proxy Statement	The Container Store Group, Inc.	23

EXECUTIVE AND DIRECTOR COMPENSATION

Mr. Tindell's employment agreement provides certain severance benefits upon termination by us without cause or by Mr. Tindell for good reason. Cause is generally defined as (a) a material breach by Mr. Tindell of any material provision of his agreement that is not corrected by him within 30 days after receipt of written notice from us specifying such breach, to the extent such breach is capable of cure, (b) Mr. Tindell's conviction of, or entry by him of a guilty or nolo contendere plea to, the commission of a felony or a crime involving moral turpitude, other than vicarious liability or traffic violations, (c) Mr. Tindell's intentional breach of company policies constituting theft or embezzlement from us or any of our customers or suppliers; or (d) Mr. Tindell's gross neglect or intentional misconduct in connection with the performance of any material portion of Mr. Tindell's duties (which, in the case of Mr. Tindell's gross neglect, is not corrected by Mr. Tindell within 30 days after receipt of written notice from us specifying such neglect, to the extent that such neglect is capable of cure). Good reason is generally defined as (i) an adverse change in Mr. Tindell's title or reporting line or material duties, authorities or responsibilities, (ii) the assignment to Mr. Tindell of duties materially inconsistent with his position, (iii) a material breach by us of any material provision of his employment agreement, (iv) a reduction of his annual base salary or benefits or annual bonus opportunity (other than such a reduction that is generally consistent with a general reduction affecting other of our similarly situated executives), (v) failure by us to pay any portion of his annual base salary or bonus, (vi) our requiring him to be headquartered at any office or location more than 50 miles from Coppell, Texas, or (vii) the termination of the employment of either of the other named executive officers, Ms. Tindell or Ms. Reiff, by us without cause or by such executive for good reason, in each case subject to applicable notice and cure provisions. In addition, a termination of employment for any reason during the 30 day period immediately following the six month anniversary of the occurrence of a change in control (as defined in the agreement) will be deemed a termination for good reason.

If Mr. Tindell's employment is terminated by us without cause or by Mr. Tindell for good reason, other than on account of the employment of one of the other named executive officers terminating, he will receive (a) two times his annual base salary, payable in equal installments over two years on our regular payroll schedule, (b) two times the greater of (i) the annual bonus earned by him for the previous fiscal year and (ii) a prorated amount of the bonus he would have earned for the year of termination had he remained employed throughout the year based on actual performance, (c) continuation of medical and welfare benefits for two years following the termination date, paid for by us, and (d) accelerated vesting of all unvested stock options.

In addition, if Mr. Tindell resigns from his employment due to the termination of the employment of either of the other named executive officers by us without cause or by such executive for good reason, or, on or after August 15, 2016, Mr. Tindell resigns without good reason, then Mr. Tindell will receive (a) one year's annual base salary, payable in equal installments over one year on our regular payroll schedule, (b) an amount equal to the annual bonus he would have earned for the year of termination had he remained employed throughout the year, based on actual performance, (c) an additional prorated amount of such annual bonus, based on the amount of time actually employed in such year, (d) continuation of medical and welfare benefits for one year following the termination date, paid for by us, and (e) accelerated vesting of all unvested stock options.

The employment agreement also provides for certain severance benefits upon death and disability. There are two different types of disability for this purpose. Type I disability means Mr. Tindell's incapacity to perform the essential duties of his position for any six months during any 12 month period due to Mr. Tindell's physical or mental illness. Type II disability means Mr. Tindell's substantial incapacity to perform the essential duties of his position for any three months during any 12 month period due to Mr. Tindell's physical or mental illness. Upon termination for either type of disability, Mr. Tindell will receive the same severance benefits as upon a termination by us without cause or by him for good reason, except that, in the case of a Type II disability, the salary and bonus multiplier will be 1.5 instead of two and the salary will be payable over 18 months instead of two years. Upon death, all of Mr. Tindell's unvested stock options will immediately vest and we will pay Mr. Tindell's estate a prorated annual bonus based on actual performance.

Any severance payment payable to Mr. Tindell pursuant to his employment agreement will be subject to his execution of a release of claims in favor of us.

2014 Proxy Statement	The Container Store Group, Inc.	24

EXECUTIVE AND DIRECTOR COMPENSATION

Mr. Tindell has agreed that, during his employment with us and during the two year period following the termination date, he will not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

This agreement amended and restated Mr. Tindell's prior employment agreement with us that was dated August 15, 2007.

Sharon Tindell and Melissa Reiff

Both Ms. Tindell and Ms. Reiff entered into amended and restated employment agreements, effective as of August 15, 2012, which amended and restated their prior employment agreements with us, which were dated August 15, 2007. Under the amended 2012 agreements, Ms. Tindell serves as the Chief Merchandising Officer and Ms. Reiff serves as our President and Chief Operating Officer, and both Ms. Tindell's and Ms. Reiff's annual base salaries are $625,000. Their annual salaries are subject to annual review by our Board of Directors.

Other than annual base salary and position, all other terms of the employment agreements for Ms. Tindell and Ms. Reiff are identical to those of Mr. Tindell's employment agreement.

Fiscal 2013 Outstanding Equity Awards at Fiscal Year-End

The table below sets forth certain information regarding the outstanding equity awards held by our named executive officers as of March 1, 2014.

Name	Grant date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable[1]	Option exercise price ($)	Option expiration date

William A. ("Kip") Tindell, III	10/31/13	[1]	85,000	—	$18.00	10/31/2023
Sharon Tindell	10/31/13	&zwsp; [1]	104,553	—	$18.00	10/31/2023
Melissa Reiff	6/20/2012	[2]	37,723	—	$17.01	6/20/2022
	10/31/13	&zwsp; [1]	522,934	—	$18.00	10/31/2023

1
These stock options were granted on the date of our IPO and were immediately vested and exercisable as of the consummation of our IPO.

2
These time based stock options granted under the 2012 Stock Option Plan were originally scheduled to vest 20% on June 20, 2013, 20% on June 20, 2014, 20% on June 20, 2015, 20% on June 20, 2016, and the remaining 20% on June 20, 2017. The vesting schedule, however, was fully accelerated in connection with our IPO so that all of these options became vested and exercisable.

EQUITY COMPENSATION PLAN INFORMATION

The number of shares underlying outstanding stock options, the weighted average exercise price of such outstanding options and the number of additional shares remaining available for future issuance under our equity plans, as of March 1, 2014, are as follows:

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)

Equity compensation plans approved by the security holders
2012 Stock Option Plan[1]	231,698	$17.01	—
2013 Incentive Award Plan	2,595,794	$18.00	993,849
Equity compensation plans not approved by security holders	—	—	—
Total	2,827,492	—	993,849
1
As of our IPO, no further grants will be made under the 2012 Stock Option Plan.
2014 Proxy Statement	The Container Store Group, Inc.	25

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth information, as of June 10, 2014, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by (i) shareholders who beneficially owned more than 5% of the outstanding shares of our Common Stock and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers and all Directors and executive officers as a group. The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of June 10, 2014 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed shareholders is c/o The Container Store Group, Inc., 500 Freeport Parkway, Coppell, TX 75019. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares of common stock beneficially owned
Name of beneficial owner	Number	Percentage
5% Shareholders
Green Equity Investors V, L.P. Green Equity Investors Side V, L.P. and TCS Co-Invest, LLC[1]	27,547,352	57.4%
Green Equity Investors V, L.P. Green Equity Investors Side V, L.P. and TCS Co-Invest, LLC[1], and William A. ("Kip") Tindell, III, Sharon Tindell and Melissa Reiff, as a group[2]	31,747,742	65.1%
Named Executive Officers and Directors
William A. ("Kip") Tindell, III2,[3]	1,668,717	3.5%
Sharon Tindell2,[4]	1,726,684	3.6%
Melissa Reiff2,[5]	804,989	1.7%
Jonathan D. Sokoloff1,[6]	27,520,147	57.3%
Timothy J. Flynn1,[7]	27,520,147	57.3%
J. Kristofer Galashan1,[8]	27,520,146	57.3%
Daniel Meyer[9]	34,205	*
Walter Robb[10]	33,705	*
Rajendra "Raj" Sisodia[11]	32,205	*
Robert E. Jordan[12]	27,205	*
All executive officers and directors as a group (twelve persons)	32,220,740	65.5%
*
Less than one percent.

1
Voting and investment power with respect to the shares of our Common Stock held by Green Equity Investors V, L.P. and Green Equity Investors Side V, L.P. (collectively, the "Green Funds") and TCS Co Invest, LLC ("TCS Co") may be deemed to be shared by certain affiliated entities. GEI Capital V, LLC ("GEIC"), is the general partner of the Green Funds. Green V Holdings, LLC ("Holdings") is a limited partner of the Green Funds. LGP is the management company of the Green Funds, the Manager of TCS Co and an affiliate of GEIC and Holdings. LGP Management, Inc. ("LGPM") is the general partner of LGP. Each of the Green Funds, Holdings, LGP, LGPM and TCS Co disclaims such shared beneficial ownership of our Common Stock, except to the extent of its pecuniary interest therein. Each of Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan may also be deemed to share voting and investment power with respect to such shares due to their respective positions with LGPM, and each of them disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of Messrs. John G. Danhakl, Peter J. Nolan, Jonathan D. Sokoloff, Jonathan A. Seiffer, John M. Baumer, Timothy J. Flynn, James D. Halper, Todd M. Purdy, Michael S. Solomon, and W. Christian McCollum either directly (whether through ownership interest or position) or indirectly through one or more intermediaries, may be deemed to control LGP. As such, Messrs. Danhakl, Nolan, Sokoloff, Seiffer, Baumer, Flynn, Halper, Purdy, Solomon, and McCollum may be deemed to have shared voting and investment power with respect to all shares beneficially owned by TCS Co. These individuals each disclaim beneficial ownership of the securities held by TCS Co except to the extent of his pecuniary interest therein. Each of the foregoing individual's address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.
2014 Proxy Statement	The Container Store Group, Inc.	26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

2
As discussed in "Certain Relationships—Voting Agreement," the Green Funds and TCS Co, on the one hand, and Kip Tindell, Sharon Tindell and Melissa Reiff, on the other, have entered into a Voting Agreement pursuant to which the Green Funds and TCS Co will agree to vote their shares of our Common Stock in favor of the election of Mr. Tindell, Ms. Tindell and Ms. Reiff to our Board of Directors upon their nomination by the Nominating and Corporate Governance Committee and Mr. Tindell, Ms. Tindell and Ms. Reiff will agree to vote their shares of our Common Stock in favor of the election of the directors affiliated with LGP upon their nomination by the Nominating and Corporate Governance Committee.

3
Includes (i) 1,583,717 shares of Common Stock held directly and (ii) 85,000 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

4
Includes (i) 1,622,131 shares of Common Stock held directly and (ii) 104,553 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

5
Includes (i) 244,332 shares of Common Stock held directly and (ii) 560,657 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

6
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii) 13,603 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

7
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii)13,603 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

8
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii)13,602 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

9
Includes (i) 7,000 shares of Common Stock held directly and (ii) 27,205 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

10
Includes (i) 6,500 shares of Common Stock held directly and (ii) 27,205 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

11
Includes (i) 5,000 shares of Common Stock held directly and (ii) 27,205 shares of Common Stock underlying options which are exercisable as of June 10, 2014.

12
Includes 27,205 shares of Common Stock underlying options which are exercisable as of June 10, 2014.
2014 Proxy Statement	The Container Store Group, Inc.	27

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for companies listed on the NYSE. Under the policy:

  •
  any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of the Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of the Board of Directors; and

  •
  any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Culture and Compensation Committee of the Board of Directors or recommended by the Culture and Compensation Committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

  •
  management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person's direct or indirect interest in, or relationship to, the related person transaction;

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Acts and related rules; and

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a "personal loan" for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee's status as an "independent," "outside," or "non-employee" director, as applicable, under the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986, as amended.

The following are certain transactions, arrangements and relationships with our directors, executive officers and shareholders owning 5% or more of our outstanding Common Stock.

DISTRIBUTION AND EXCHANGE

Upon the closing of our IPO, a special distribution in the aggregate amount of $205.8 million (the "Distribution), was paid from the net proceeds of our IPO as follows: (i) first, on a pro-rata basis to all 140 holders of our 12% Senior Cumulative Preferred Stock (the "Senior Preferred Stock") (including LGP and 130 of our current and former employees) and (ii) second, the remainder of such $205.8 million on a pro-rata basis to all 140 holders of our 12% Junior Cumulative Preferred Stock (the "Junior Preferred Stock," and together with the Senior Preferred Stock, the "Preferred Stock") (including LGP and 130 of our current and former employees). Certain of our related persons

2014 Proxy Statement	The Container Store Group, Inc.	28

CERTAIN RELATIONSHIPS

that were holders of our Senior Preferred Stock and Junior Preferred Stock participated in the Distribution and received the aggregate amount of approximately $189.2 million upon the closing of our IPO, as set forth in the following table (in millions):

Green Equity Investors V, L.P. Green Equity Investors Side V, L.P. and TCS Co-Invest, LLC	$173.0
William A. ("Kip") Tindell, III	7.4
Sharon Tindell	7.6
Melissa Reiff	1.1
Jodi Taylor	0.1
Per von Mentzer	*
*
Less than $100,000.

Immediately following the payment of the Distribution, each outstanding share of our Preferred Stock was exchanged for a number of shares of Common Stock determined by dividing (a) the liquidation preference amount of such Senior Preferred Stock or Junior Preferred Stock by (b) the IPO price in our IPO (the "Exchange"). On November 6, 2013, the date of the closing of our IPO, on an as adjusted basis to give effect to the reduction resulting from the Distribution, the liquidation preference per share of our outstanding Senior Preferred Stock was $1,000.00 and the liquidation preference per share of our outstanding Junior Preferred Stock was $1,725.98.

Certain of our related persons that were holders of our Preferred Stock participated in the Exchange and exchanged their shares of Preferred Stock for shares of Common Stock with an aggregate value of approximately $506.6 million (valued at the IPO price per share of $18.00) upon the closing of our IPO, as set forth in the following table (in millions).

Green Equity Investors V, L.P. Green Equity Investors Side V, L.P. and TCS Co-Invest, LLC	$463.2
William A. ("Kip") Tindell, III	19.8
Sharon Tindell	20.3
Melissa Reiff	3.1
Jodi Taylor	0.2
Per von Mentzer	0.1

MANAGEMENT SERVICES AGREEMENT

In connection with LGP's acquisition of The Container Store, Inc. in 2007, The Container Store, Inc. entered into a Management Services Agreement with LGP, which was amended and restated in 2011, pursuant to which LGP agreed to provide management, consulting and financial planning services on an ongoing basis to The Container Store, Inc. and certain of The Container Store, Inc.'s subsidiaries. The Management Services Agreement provided for the payment to LGP of a $1,000,000 annual fee and reimbursement of reasonable out-of-pocket expenses. The Management Services Agreement had a ten-year term (subject to automatic extension), and terminated automatically upon the closing of our IPO, subject to the survival of certain obligations.

STOCKHOLDERS AGREEMENT

In connection with LGP's acquisition of The Container Store, Inc. in 2007, we, certain affiliates of LGP, and all other holders of our Common Stock and Preferred Stock, entered into a stockholders agreement (the "Stockholders Agreement"). Upon the closing of the IPO, we amended and restated our Stockholders Agreement to eliminate all provisions thereof other than those related to registration rights, which are described below.

2014 Proxy Statement	The Container Store Group, Inc.	29

CERTAIN RELATIONSHIPS

Demand Registration Rights

At any time beginning six months after the date of our IPO, subject to certain restrictions:

  •
  certain entities affiliated with LGP, and any transferee controlled directly or indirectly by LGP or any of its affiliates, are able to require us to use our best efforts to register their Common Stock under the Securities Act at any time;

  •
  certain employees (including our named executive officers) may require us to use our best efforts to register their Common Stock under the Securities Act twice prior to the time that we are eligible to register securities on Form S-3 and require us to use our best efforts to register their Common Stock under the Securities Act twice after we are eligible to register securities on Form S-3; and

  •
  certain other investors may require us to use our best efforts to register their Common Stock under the Securities Act.

These demand registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Piggyback Registration Rights

If we propose to register any of our own securities under the Securities Act in a public offering other than an IPO, we will be required to provide notice to all holders of our Common Stock with registration rights under our Stockholders Agreement relating to the registration and provide them with the right to include their shares in the registration statement. These piggy back registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Expenses of Registration

We will be required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares of our Common Stock held by the holders of our Common Stock with registration rights under our Stockholders Agreement.

VOTING AGREEMENT

In connection with the closing of our IPO, the affiliates of LGP which own our Common Stock and the management directors entered into the Voting Agreement. Pursuant to the terms of this agreement, for so long as such LGP affiliates and the management directors collectively hold at least 40% of our outstanding Common Stock, or the agreement is otherwise terminated in accordance with its terms, such affiliates of LGP have agreed to vote their shares of our Common Stock in favor of the election of Ms. Reiff, Ms. Tindell and Mr. Tindell to our Board of Directors upon their nomination by the Nominating and Corporate Governance Committee and Ms. Reiff, Ms. Tindell and Mr. Tindell have agreed to vote their shares of our Common Stock in favor of the election of the directors affiliated with LGP upon their nomination by the Nominating and Corporate Governance Committee.

LOANS TO CERTAIN DIRECTORS AND OFFICERS

During the fiscal year ended March 1, 2014, but prior to our IPO, we advanced approximately $279,000 on behalf of William A. ("Kip") Tindell, III in connection with a book detailing, among other things, our history, the principles upon which we were founded and the impact of Conscious Capitalism® (the "Book"). This amount was repaid in full by Mr. Tindell prior to our IPO.

INDEMNIFICATION AGREEMENTS AND ASSUMPTION AGREEMENT

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Amended and

2014 Proxy Statement	The Container Store Group, Inc.	30

CERTAIN RELATIONSHIPS

Restated Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

We have also agreed to indemnify Mr. Tindell to the fullest extent permitted by our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws in connection with the Book.

In addition, we have entered into an assumption agreement with Mr. Tindell (the "Assumption Agreement"), under which we have agreed to specifically assume, directly and unconditionally, any and all liabilities, damages, costs, expenses, judgments, settlement, penalties or other losses of any kind which may be charged or attempted to be charged against Mr. Tindell in connection with the publication of the Book as a result of the execution by Mr. Tindell of a personal guaranty contained in a publishing agreement between Mr. Tindell and the publisher of the Book. The Board of Directors believes that, upon publication of the Book, we will benefit substantially from the public attention, exposure and publicity about The Container Store, its successes and its unique business model and therefore determined that it was in our best interest to enter into the Assumption Agreement.

DIRECTED SHARE PROGRAM

In connection with our IPO, the underwriters reserved for sale, at the IPO price, up to 1,850,000 shares of our Common Stock being offered for sale to our Directors, officers, certain employees and other parties related to the Company as part of a directed share program. The directed share program did not limit the ability of our Directors, officers and their family members, or holders of more than 5% of our Common Stock, to purchase more than $120,000 in value of our Common Stock. Certain of these related persons participated in our directed share program and purchased more than $120,000 in value of our Common Stock, as indicated in the following table.

Name	Number of Shares Purchased	Value (at $18.00 per share) (in thousands)

William A. ("Kip") Tindell, III	125,000	$2,250.0
Sharon Tindell	125,000	2,250.0
Melissa Reiff	18,000	324.0
Jodi Taylor	14,500	261.0
Per von Mentzer	18,000	324.0
Daniel Meyer	7,000	126.0
Walter Robb	6,500	117.0
Rajendra ("Raj") Sisodia	5,000	90.0
2014 Proxy Statement	The Container Store Group, Inc.	31

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and shareholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended March 1, 2014.

2014 Proxy Statement	The Container Store Group, Inc.	32

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 1, 2014, the members of our Culture and Compensation Committee were Robert E. Jordan, Daniel Meyer, Melissa Reiff and Jonathan D. Sokoloff. Melissa Reiff is our current employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended March 1, 2014.

2014 Proxy Statement	The Container Store Group, Inc.	33

Shareholders' Proposals

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2015 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019 in writing not later than February 17, 2015.

Shareholders intending to present a proposal at the 2015 Annual Meeting of Shareholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the shareholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2015 Annual Meeting of Shareholders no earlier than the close of business on April 6, 2015 and no later than the close of business on May 6, 2015. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2015 Annual Meeting of Shareholders is more than 30 days before or more than 70 days after August 4, 2015, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2015 Annual Meeting and not later than the close of business on the 90th day prior to the 2015 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder's compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

2014 Proxy Statement	The Container Store Group, Inc.	34

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our Directors and officers is based upon information received from the individual Directors and officers.

2014 Proxy Statement	The Container Store Group, Inc.	35

The Container Store's Annual Report on Form 10-K

A copy of The Container Store's Annual Report on Form 10-K for the fiscal year ended March 1, 2014, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any shareholder of record on June 10, 2014 without charge upon written request addressed to:

  The Container Store Group, Inc.
  Attention: Secretary
  500 Freeport Parkway
  Coppell, Texas 75019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended March 1, 2014 at www.containerstore.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Jodi Taylor, Secretary

Coppell, Texas
June 17, 2014

2014 Proxy Statement	The Container Store Group, Inc.	36

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. THE CONTAINER STORE GROUP, INC. M76369-P54319 THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY COPPELL, TX 75019 Please indicate if you plan to attend this meeting. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015. For address changes and/or comments, please check this box and write them on the back where indicated. ! ! ! 01) Daniel Meyer 02) Jonathan D. Sokoloff 03) Sharon Tindell 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: ! ! ! ! ! The Board of Directors recommends you vote FOR Proposal 2. For All Withhold All For All Except ! Yes No For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. NOTE: Such other business as may properly come before the meeting or any postponement, continuation, or adjournment thereof.

Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) THE CONTAINER STORE GROUP, INC. Annual Meeting of Shareholders August 4, 2014 8:30 AM CDT This proxy is solicited by the Board of Directors The undersigned shareholder(s) of The Container Store Group, Inc. hereby appoint(s) Melissa Reiff, President and Chief Operating Officer and Jodi Taylor, Chief Financial Officer and Secretary, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of The Container Store Group, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM CDT on August 4, 2014, at the principal executive offices of The Container Store Group, Inc., located at 500 Freeport Parkway, Coppell, Texas 75019, and any adjournment, continuation, or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Continued and to be signed on reverse side M76370-P54319